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                                                                                                       Exhibit 22.1

                                                   Comdisco Holding Company, Inc.
                                       Subsidiaries of the Registrant as of December 1, 2003

Subsidiary                                                                 State or Sovereign Power of Incorporation

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Subsidiaries included in the Registrant's consolidated financial statements:
Comdisco Global Holding Company, Inc.......................................................................Delaware
         CDS Foreign Holdings, Inc. .......................................................................Delaware
                  Comdisco Holdings (U.K.) Limited...................................................United Kingdom
                           Comdisco United Kingdom Limited...........................................United Kingdom
                           Comdisco Belgium S.P.R.L.........................................................Belgium
                           Comdisco Direct (UK) Limited..............................................United Kingdom
                           Comdisco Espana, S.L...............................................................Spain
                           Comdisco Ireland Limited.........................................................Ireland
                           Comdisco Sweden A.B...............................................................Sweden
                  Comdisco Technology Services (Ireland) Limited............................................Ireland
         Comdisco Asia Pte Ltd............................................................................Singapore
         Comdisco Australia Pty. Ltd................................................................New South Wales
                  Comdisco New Zealand..................................................................New Zealand
         Comdisco Canada Ltd................................................................................Ontario
                  Comdisco Canada Equipment Finance Limited Partnership.....................................Ontario
                  Comdisco Canada Finance L.L.C............................................................Delaware
         Comdisco Equipment Solutions, Inc. (f/k/a CFS Railcar, Inc.) .....................................Delaware
         Comdisco Equipment Solutions, Ltd. .........................................................Cayman Islands
                  CES Holdings Europe C.V. (Netherlands)
                              Comdisco Equipment Solutions (Europe) B.V. ...............................Netherlands
                           Comdisco Canada Finance L.L.C...................................................Delaware
                  Comdisco Asia Pte Ltd ..................................................................Singapore
                        Comdisco Equipment Solutions Holdings N.V. .............................Netherland-Antilles
                           CES Holdings Europe C.V. ....................................................Netherlands
                                            Comdisco Equipment Solutions (Europe) B.V...................Netherlands
                                                     Comdisco Canada Finance L.L.C.........................Delaware
         Comdisco Finance (Nederland) B.V. .............................................................Netherlands
                  Comdisco Factoring (Nederland) B.V. ..................................................Netherlands
                           Comdisco Factoring (Nederland) B.V. .........................................Netherlands
                                            Comdisco Continuity Services Deutschland GmbH ..................Germany
         Comdisco GmbH & Co. Leasing and Finance KG.........................................................Germany
                  Comdisco Lease Finance Partnership, L.P............................................Cayman Islands
         Comdisco Holdings (U.K.) Limited ...........................................................United Kingdom
                  Comdisco United Kingdom Limited ...................................................United Kingdom
                           Comdisco Belgium S.P.R.L. .......................................................Belgium
                           Comdisco Direct (UK) Limited .............................................United Kingdom
                           Comdisco Espana, S.L. .............................................................Spain
                           Comdisco Ireland Limited ........................................................Ireland
                           Comdisco Sweden A.B. .............................................................Sweden
         Comdisco Investment Group, Inc. ..................................................................Delaware
                  Comdisco GmbH & Co. Leasing and Finance KG ...............................................Germany
                           Comdisco Lease Finance Partnership, L.P. .................................Cayman Islands
         Comdisco Ireland Limited ..........................................................................Ireland
         Comdisco Italia S.p.A. ..............................................................................Italy
         Comdisco Lease Finance Partnership, L.P. ...................................................Cayman Islands
         Comdisco Management GmbH ..........................................................................Germany
                  Comdisco GmbH & Co. Leasing and Finance KG ...............................................Germany
         Comdisco Software Development Company Limited .....................................................Ireland
         Comdisco Technology Services (Holland) B.V. ...................................................Netherlands
         Comdisco Trade, Inc. .............................................................................Delaware
         Comdisco de Mexico, S.A. de C.V. ...................................................................Mexico
Comdisco, Inc. ............................................................................................Delaware
         CDO Capital, L.L.C. ..............................................................................Delaware
         CDO RM, Inc. .....................................................................................Delaware
                     CDO Capital, L.L.C. ..................................................................Delaware
         Comdisco de Mexico, S.A. de C.V.....................................................................Mexico
         Comdisco Domestic Holding Company, Inc. ..........................................................Delaware
                  CDC Realty, Inc. ........................................................................Illinois
                  Prism Communication Services, Inc. ......................................................Delaware
                           Prism Arizona Operations, LLC...................................................Delaware
                           Prism California Operations, LLC................................................Delaware
                           Prism Canada Operations, Inc. ..................................................Delaware
                           Prism Canadian Operations, LLC .................................................Delaware
                           Prism Colorado Operations, LLC .................................................Delaware
                           Prism Connecticut Operations, LLC ..............................................Delaware
                           Prism Delaware Operations, LLC .................................................Delaware
                           Prism District of Columbia Operations, LLC .....................................Delaware
                           Prism Florida Operations, LLC ..................................................Delaware
                           Prism Georgia Operations, LLC ..................................................Delaware
                           Prism Illinois Operations, LLC .................................................Delaware
                           Prism Indiana Operations, LLC ..................................................Delaware
                           Prism Investments, Inc. ........................................................Delaware
                           Prism Kansas Operations, LLC ...................................................Delaware
                           Prism Kentucky Operations, LLC .................................................Delaware
                           Prism Leasing, LLC .............................................................Delaware
                           Prism Management Services, LLC .................................................Delaware
                           Prism Maryland Operations, LLC .................................................Delaware
                           Prism Massachusetts Operations, LLC ............................................Delaware
                           Prism Michigan Operations, LLC .................................................Delaware
                           Prism Minnesota Operations, LLC ................................................Delaware
                           Prism Missouri Operations, LLC .................................................Delaware
                           Prism New Jersey Operations, LLC..............................................New Jersey
                           Prism New York Operations, LLC .................................................Delaware
                           Prism North Carolina Operations, LLC ...........................................Delaware
                           Prism Ohio Operations , LLC ....................................................Delaware
                           Prism Operations, LLC ..........................................................Delaware
                           Prism Oregon Operations, LLC ...................................................Delaware
                           Prism Pennsylvania Operations, LLC .............................................Delaware
                           Prism Resp Org, LLC ............................................................Delaware
                           Prism Rhode Island Operations, LLC .............................................Delaware
                           Prism Texas Operations, LLC ....................................................Delaware
                           Prism Virginia Operations, LLC..................................................Virginia
                           Prism Washington Operations, LLC ...............................................Delaware
                           Prism Wisconsin Operations, LLC ................................................Delaware
         Comdisco Hungaria Kft..............................................................................Hungary
         Comdisco Polska Sp.z.o.o............................................................................Poland
         Comdisco Ventures, Inc. ..........................................................................Delaware
                  Hybrid Venture Partners, L.P. ...........................................................Delaware
                  Rosemont Equities, LLC ..................................................................Delaware
                  Rosemont Venture Management I, L.L.C. ...................................................Delaware
         Technology Receivables, L.L.C. ...................................................................Delaware
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